                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 9, 1999
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
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


                  OHIO            File No. 1-5964      23-0334400
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            (State or other       (Commission File   (IRS Employer
            jurisdiction of            Number)       Identification
             incorporation)                             Number)


         P.O. Box 834, Valley Forge, Pennsylvania              19482
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       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     On March 9, 1999, IKON Office Solutions, Inc. ("IKON" or "the Registrant") announced the resignation of Kurt E. Dinkelacker as Chief Financial Officer and a member of IKON Board of Directors, effective May 1, 1999. IKON has engaged an executive search firm to identify a new Chief Financial Officer and expects to have a successor in place by May 1, 1999.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                (99) Press Release dated March 9, 1999
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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON OFFICE SOLUTIONS, INC.




                                       By:  /s/MICHAEL J. DILLON
                                            ------------------------------
                                             Michael J. Dillon
                                             Vice President and Controller



Dated:  March 9, 1999